Premises and Equipment - Schedule of Future Minimum Operating Lease Payments (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Property Plant And Equipment Capitalized Interest Costs [Abstract]
Due in one year or less	$ 525
Due after one year through two years	494
Due after two years through three years	251
Due after three years through four years	93
Due after four years through five years	38
Thereafter	319
Total	$ 1,720